                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                          Date of report: July 29, 2003


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

             TEXAS                     1-9645                  74-1787539
 (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)


      200 East Basse Road, San Antonio, Texas                    78209
      (Address of principal executive offices)                 (Zip Code)


 Registrant's telephone number, including area code          (210) 822-2828

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits. The following exhibit is filed with this document:

99.1 Press Release issued by Clear Channel Communications, Inc., dated July 29, 2003.


Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

         The information contained in this report is being furnished pursuant to
Item 12 of Form 8-K, "Results of Operations and Financial Condition", and is included under this Item 9 in accordance with SEC Release Nos. 33-8216; 34-47583. On July 29, 2003, Clear Channel Communications, Inc. issued a press release announcing its earnings for the fiscal quarter ended June 30, 2003. The information contained in Exhibit 99.1 is incorporated herein by reference.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CLEAR CHANNEL COMMUNICATIONS, INC.


Date: July 29, 2003                         By: /s/ HERBERT W. HILL JR.
                                               ---------------------------------
                                               Herbert W. Hill, Jr.
                                               Sr. Vice President/Chief
                                               Accounting Officer

                                INDEX TO EXHIBITS

Exhibit No.                        Description
-----------                        -----------
   99.1                Press release dated July 29, 2003.